Calculation of Filing Fee Tables
S-4
QWEST CORP
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid
Fees Previously Paid	1	Debt	New Qwest Notes	457(o)	1,637,500,000		$ 1,637,500,000.00		$ 226,138.75
Fees Previously Paid	2	Debt	Guarantee of the New Qwest Notes	Other					$ 0.00
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 1,637,500,000.00		$ 226,138.75
			Total Fees Previously Paid:						$ 226,138.75
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	(1) Represents the aggregate principal amount of New Qwest Notes that could be issued by the Issuer in the exchange offers to which this registration statement relates. (2) New Qwest Notes constitutes new 6.5% Notes due 2051 and new 6.75% Notes due 2052, to be issued by the Issuer in the exchange offers to which this registration statement relates. (3) Estimated pursuant to Rule 457(f) under the Securities Act of 1933, as amended (the "Securities Act"), and solely for the purpose of calculating the registration fee. (4) Pursuant to Rule 457(n) under the Securities Act, no separate filing fee is required for the guarantees. (5) Previously paid in connection with the initial filing of the registration statement on April 16, 2026

[2]	(1) Represents the aggregate principal amount of New Qwest Notes that could be issued by the Issuer in the exchange offers to which this registration statement relates. (3) Estimated pursuant to Rule 457(f) under the Securities Act of 1933, as amended (the "Securities Act"), and solely for the purpose of calculating the registration fee. (4) Pursuant to Rule 457(n) under the Securities Act, no separate filing fee is required for the guarantees.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date